Supplement dated February 2, 2015
to the Statement of Additional Information (the "SAI"), dated January 28, 2015, for the following fund:
Fund
Columbia Funds Series Trust I
Columbia Emerging Markets Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31
Emerging Markets Fund	Robert B. Cameron	1 RIC 1 PIV 7 other accounts	$1.13 billion $697.24 million $90.81 million	None	$100,001 – $500,000(b)	(2)	(13)
	Jasmine (Weili) Huang	3 RICs 1 PIV 12 other accounts	$1.55 billion $697.24 million $90.81 million	None	$10,001 – $50,000(b)
	Dara J. White	2 RICs 1 PIV 9 other accounts	$1.19 billion $698.21 million $90.83 million	None	$100,001 – $500,000(b) $100,001 – $500,000(a)
	Young Kim(k)	6 other accounts	$153,904.11	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(k)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of December 31, 2014.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_006_(02/15)